Welk Resorts 2019-A, LLC

Timeshare Loan-Backed Notes, Series 2019-A

Sample Timeshare Loan Agreed-Upon Procedures

Report To:

Welk Resort Group, Inc.

Welk Resorts 2019-A, LLC

23 May 2019

 Report of Independent Accountants on Applying Agreed-Upon Procedures

Welk Resort Group, Inc.

Welk Resorts 2019-A, LLC

300 Rancheros Drive, Suite 450

San Marcos, California 92069

Re:	Welk Resorts 2019-A, LLC (the “Issuer”)

Timeshare Loan-Backed Notes, Series 2019-A (the “Notes”)

Sample Timeshare Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Welk Resort Group, Inc. (the “Servicer”), the Issuer, BofA Securities, Inc. (“BofA Securities”) and KeyBanc Capital Markets Inc. (“KeyBanc,” together with the Servicer, Issuer and BofA Securities, the “Specified Parties”), solely to assist the Issuer with respect to certain information relating to a pool of timeshare loans (the “Timeshare Loans”) relating to the Issuer’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Servicer, on behalf of the Issuer, provided us with:

a.	Electronic data files:
i.	Labeled “2019-A Pool Cut 2019.04 - Selection.xlsx” and the corresponding record layout and decode information (the “Preliminary Data File”) that the Servicer, on behalf of the Issuer, indicated contains information relating to certain timeshare loans (the “Initial Timeshare Loans”) as of 30 April 2019 (the “Statistical Cut-Off Date”) that are expected to be representative of the Timeshare Loans,
ii.	Labeled “2019-A Pool Cut 2019.04 - Selection w Added Fields.xlsx” and the corresponding record layout and decode information (the “Base Data File”) that the Servicer, on behalf of the Issuer, indicated contains information relating to the Initial Timeshare Loans as of the Statistical Cut-Off Date (except for the next payment due date information that the Servicer, on behalf of the Issuer, indicated is as of 4 May 2019) and
iii.	Labeled “2019-A Pool Cut 2019.04 - Selection w Added Fields v2.xlsx” and the corresponding record layout and decode information (the “Supplemental Data File,” together with the Preliminary Data File and Base Data File, the “Provided Data Files”) that the Servicer, on behalf of the Issuer, indicated contains next payment due date information relating to the Initial Timeshare Loans as of the Statistical Cut-Off Date,
b.	Imaged copies of:
i.	The purchase and sale agreement (the “Agreement”),
ii.	The promissory note and security agreement (the “Note”),
iii.	Certain printed screen shots and payment histories from the Servicer’s servicing system (the “System Screen Shots”),
iv.	The borrower’s credit report (the “Borrower Credit Report”) and
v.	The co-borrower’s credit report, as applicable, (the “Co-Borrower Credit Report,” together with the Agreement, Note, System Screen Shots and Borrower Credit Report, the “Source Documents”)

that the Servicer, on behalf of the Issuer, indicated relate to each Sample Timeshare Loan (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

Additionally, the Servicer, on behalf of the Issuer, indicated that the next payment due date information, as shown on the Supplemental Data File, supersedes the corresponding next payment due date information, as shown on the Base Data File.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Issuer is responsible for the Provided Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Base Data File or Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Source Documents or any other information provided to us by the Servicer, on behalf of the Issuer, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Initial Timeshare Loans or Timeshare Loans (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Servicer, on behalf of the Issuer, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Timeshare Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Timeshare Loans,
iii.	Whether the originator of the Timeshare Loans complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Timeshare Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

23 May 2019

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Servicer, on behalf of the Issuer, we randomly selected a sample of 125 Initial Timeshare Loans from the Preliminary Data File (the “Sample Timeshare Loans”). For the purpose of this procedure, the Servicer, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Sample Timeshare Loans or the methodology they instructed us to use to select the Sample Timeshare Loans from the Preliminary Data File.

For the purpose of the procedures described in this report, the 125 Sample Timeshare Loans are referred to as Sample Timeshare Loan Numbers 1 through 125.

2.	For each timeshare loan on the Preliminary Data File and Base Data File, we compared the account number (“Account Number”), as shown on the Preliminary Data File, to the corresponding Account Number, as shown on the Base Data File, and noted that:
a.	All of the Initial Timeshare Loans were included on both the Preliminary Data File and Base Data File and
b.	No timeshare loans other than the Initial Timeshare Loans were included on the Preliminary Data File or Base Data File.

3.	As instructed by the Servicer, on behalf of the Issuer, we updated the information for each Initial Timeshare Loan on the Base Data File with the corresponding next payment due date information on the Supplemental Data File. The Base Data File, as adjusted, is hereinafter referred to as the “Data File.”

4.	For each Sample Timeshare Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Issuer, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Servicer, on behalf of the Issuer, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Data File Field Name	Source Document(s)	Note(s)
Account Number	CONVERSION ACCOUNT #	Note	i.
Geographical location of the obligor	STATE	Agreement or System Screen Shots	ii.
Purchase price	SALE PRICE	Agreement
Down payment	DOWN PAYMENT	Agreement and recalculation	iii.
Note Date	NOTE DATE (CD)	Note
Original term to stated maturity	ORIGINAL TERM	Note
Original loan balance	ORIGINAL LOAN AMOUNT	Note
Coupon rate	INTEREST RATE	Note or System Screen Shots	iv.
Monthly payment amount	PYMT AMT	Note or System Screen Shots	iv., v.
Borrower credit score	SP CREDIT SCORE 1	Borrower Credit Report	vi.
Co-borrower credit score	SP CREDIT SCORE 2	Co-Borrower Credit Report	vii.
Current balance	CURRENT BALANCE	System Screen Shots	viii.
Next payment due date	NEXT PYMT DATE	System Screen Shots	viii.
Resort code	PROJECT CODE	System Screen Shots

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the geographical location of the obligor Sample Characteristic for each Sample Timeshare Loan (except for Sample Timeshare Loan Numbers 8 and 18), the Servicer, on behalf of the Issuer, instructed us:

a.       To use the Agreement as the Source Document and

b.	Not to compare the geographical location of the obligor Sample Characteristic for Sample Timeshare Loans with a COUNTRY value other than “USA,” as shown on the Data File.

For the purpose of comparing the geographical location of the obligor Sample Characteristic for Sample Timeshare Loan Numbers 8 and 18, the Servicer, on behalf of the Issuer, instructed us to use the System Screen Shots as the Source Document.

Exhibit 1 to Attachment A

Notes: (continued)

iii.	For the purpose of comparing the down payment Sample Characteristic for each Sample Timeshare Loan, the Servicer, on behalf of the Issuer, instructed us to recalculate the down payment as the sum of the:
(a)	Deposit toward the purchase price and
(b)	Additional deposit toward the purchase price,

both as shown on the Agreement.

iv.	For the purpose of comparing the indicated Sample Characteristics for each Sample Timeshare Loan (except for Sample Timeshare Loan Numbers 4, 6, 11, 18, 21, 29, 38, 50, 65, 69, 86 and 100), the Servicer, on behalf of the Issuer, instructed us to use the Note as the Source Document (and in accordance with note v. below, as applicable).

For the purpose of comparing the indicated Sample Characteristics for Sample Timeshare Loan Numbers 4, 6, 11, 18, 21, 29, 38, 50, 65, 69, 86 and 100, the Servicer, on behalf of the Issuer, instructed us to use the System Screen Shots as the Source Document (and in accordance with note v. below, as applicable).

v.	For the purpose of comparing the monthly payment amount Sample Characteristic, the Servicer, on behalf of the Issuer, instructed us to ignore differences of +/-$0.01.

vi.	The Servicer, on behalf of the Issuer, instructed us not to compare the borrower credit score Sample Characteristic for Sample Timeshare Loans with a borrower credit score value of “1” or “9,” as shown on the Data File.

vii.	The Servicer, on behalf of the Issuer, instructed us not to compare the co-borrower credit score Sample Characteristic for Sample Timeshare Loans with a co-borrower credit score value of “0,” “1” or “9,” as shown on the Data File.

viii.	The Servicer, on behalf of the Issuer, indicated that certain of the System Screen Shots contained account activity which occurred after the Statistical Cut-Off Date. For the purpose of comparing the indicated Sample Characteristics for each Sample Timeshare Loan, the Servicer, on behalf of the Issuer, instructed us to only consider account activity which occurred on or prior to the Statistical Cut-Off Date.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Servicer, on behalf of the Issuer, described in the notes above.